Leader Short-Term Bond Fund

Supplement Dated May 31, 2006

To Prospectus Dated March 31, 2006

On page 5 of the Prospectus, the following heading is corrected as follows:

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED DECEMBER 31, 2004*

* The performance of the adviser’s short-term bond composite is not available for 2005 because the adviser has indicated that there were no private advisory accounts managed using the same investment strategies as the Fund as of the end of the year.

The Fund’s total returns through April 30, 2006 are shown below, compared to two broad-based securities indexes. Of course, the Fund’s past performance is not necessarily an indication of its future performance.

TOTAL RETURNS

FOR THE PERIODS ENDED APRIL 30, 20061

	Year to Date	Since Inception (July 14,2005)
Leader Short-Term Bond Fund	2.15%	-2.24%
Merrill Lynch 1-3 Year Government/ Corporate Bond Index[2]	0.80%	1.80%
S&P 500 Index[2]	5.61%	8.43%

1 For the Fund’s total return current through the most recent month end, call 1-800-711-9164.

2 The Merrill Lynch 1-3 Year Government/Corporate Bond Index and the S&P 500 Index are both widely recognized unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes, fees and expenses.

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